                                                                   EXHIBIT 10.69

                              ENDORSEMENT NO. 19
                              ------------------

                                    to the

          Reinsurance Agreements, dated as of December 30, 1986 (the "Agreements"), entered into severally by and between THE AETNA CASUALTY AND SURETY COMPANY, FIREMAN'S FUND INSURANCE COMPANY, CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY (formerly Aetna Insurance Company) and THE CONTINENTAL INSURANCE COMPANY (collectively, the "Ceding Companies"), respectively, and MBIA INC. ("MBIA Inc."), subsequently assumed by Municipal Bond Investors Assurance Corporation ("MBIA Corp.").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Ceding Companies and The Travelers Indemnity Company ("Travelers") as members of the Municipal Bond Insurance Association (the "Association") were participants in a Reinsurance Agreement with the American Insurance Company, (the "American Reinsurance Agreement"), effective as of 12:01 A.M., Eastern Standard Time, August 24, 1983, pursuant to which the American Insurance Company reinsured the Bonds (as defined in the American Reinsurance Agreement and described on Schedule A thereto) (the "Municipal Bond Insurances"); and

          WHEREAS, the American Reinsurance Agreement was terminated, effective 12:01 A.M., Eastern Standard Time, October 1, 1993, as respects business becoming effective on and after said time and date and the American Insurance Company allowed the Ceding Companies and Travelers to recapture their respective shares of 100% of the American Insurance Company's liabilities under the American Reinsurance Agreement and the Ceding Companies and Travelers agreed to recapture as of October 1, 1993 their respective shares of 100% of the American Insurance Company's liabilities under the American Reinsurance Agreement; and

          WHEREAS, by Reinsurance Assumption Agreements, dated as of December 30, 1986, the rights and the liabilities and other obligations of MBIA Inc. in the Agreements have, in their entirety, been assigned to and assumed by MBIA Corp. in their entirety, and the Ceding Companies have released MBIA Inc. from all obligations under the respective Agreements;
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          NOW THEREFORE, the undersigned parties hereby agree that, effective
12:01 A.M., Eastern Standard Time, October 1, 1993, Covered Business as defined in the Agreements is no longer net of the Ceding Companies' respective participations in cessions by the Association under the American Reinsurance Agreement as amended, and, in consideration thereof, each of the undersigned hereby authorizes Municipal Issuers Service Corporation to pay on its behalf, and MBIA Corp. hereby accepts, such Ceding Company's respective share of $418,874 (representing the unearned premium reserve).

          IN WITNESS WHEREOF the parties hereto, by their respective duly authorized officers, have executed this Endorsement No. 19 as of the dates recorded below:




                         THE AETNA CASUALTY AND SURETY
                         COMPANY

                         By: /s/
                             -------------------------------------
                         Title: Director - Corporate Finance
                                ----------------------------------
                         Date: June 2, 1994
                               -----------------------------------


                         CIGNA PROPERTY AND CASUALTY
                         INSURANCE COMPANY (formerly
                         Aetna Insurance Company)

                         By:
                             -------------------------------------
                         Title:
                                ----------------------------------
                         Date:
                               -----------------------------------

                         THE CONTINENTAL INSURANCE
                         COMPANY

                         By:
                             -------------------------------------
                         Title:
                                ----------------------------------
                         Date:
                               -----------------------------------

                         FIREMAN'S FUND INSURANCE COMPANY

                         By:
                             -------------------------------------
                         Title:
                                ----------------------------------
                         Date:
                               -----------------------------------

                         MUNICIPAL BOND INVESTORS
                         ASSURANCE CORPORATION

                         By: /s/ Judith C. Radash
                             -------------------------------------
                         Title: Vice President
                                ----------------------------------
                         Date: June 16, 1994
                               -----------------------------------